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                                                                   EXHIBIT 10.28

               FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

      This First Amendment to Agreement of Purchase and Sale Agreement ("First Amendment") is made effective as of April 14, 1999, by and between FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, a Delaware corporation ("Seller") and VERITAS SOFTWARE CORPORATION, a Delaware corporation ("Purchaser").

                                    Recitals

      This First Amendment is entered into on the basis of the following facts, understandings and intentions of the parties:

      A. Seller and Purchaser have entered into an Agreement of Purchase and Sale dated March 29, 1999 (the "Purchase Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller, that certain real property, consisting of approximately 19.61 acres, more or less, commonly referred to as 350 Ellis Street, Mountain View, California, together with the Improvements located thereon and Appurtenances thereto, all as more particularly described in the Purchase Agreement.

      B. Under the terms of Section 6.1 of the Purchase Agreement, escrow was originally scheduled to close under the Purchase Agreement on April 15, 1999, subject to extension of such closing date to April 19, 1999 if all conditions to closing have been satisfied but Purchaser's synthetic lease financing is not ready to close due to the lender thereunder completing its financing documents. Purchaser has requested that Seller extend the Closing Date (as defined in Section 6.1 of the Purchase Agreement) to April 23, 1999, to allow Purchaser's lender additional time to complete the paperwork associated with Purchaser's synthetic lease financing of the acquisition of the Property, and Seller is willing to so extend the Closing Date, subject to the terms and conditions set forth below.

      NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.

      2. Capitalized Terms. Except as otherwise defined herein, the capitalized terms set forth in this First Amendment shall have the meanings ascribed to them in the Purchase Agreement.

      3.    Close of Escrow.

            (a) The definition of the "Closing Date" referred to in Section 1.1(f) of the Purchase Agreement is hereby amended, in relevant part, to delete the second sentence in Section 1.1(f) and to substitute in place thereof the following: "The Closing Date under this Agreement shall be not later than 5:00 p.m., Pacific Time, on April 23, 1999.



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          (b)  The first sentence of Section 6.1 of the Purchase Agreement is hereby deleted in its entirety and the following is substituted in place thereof:

     "The close of escrow under this Agreement shall occur, subject to satisfaction of the conditions set forth in this Agreement (or waiver by the party for whose benefit such condition exist), not later than 5:00 p.m., Pacific Time, on April 23, 1999 (the "Closing Date")."

     (c) Purchaser acknowledges that Seller shall not be obligated to grant to Purchaser any further extensions of the Closing Date beyond 5:00 p.m., Pacific Time, on April 23, 1999. If escrow does not close under the Purchase Agreement for any reason (other than a failure of any of the conditions set forth in paragraph 4 of this First Amendment below to be satisfied) on or before 5:00 p.m., Pacific Time, on April 23, 1999, then Purchaser shall be in breach or default under the Purchase Agreement and Seller shall be entitled to receive the Earnest Money (in the amount of One Million Dollars ($1,000,000)) as liquidated damages.

     4. Outstanding Conditions to Purchaser's Obligation to Close. Seller and Purchaser each acknowledge and agree that all of Purchaser's conditions to closing escrow under the Purchase Agreement have been satisfied or waived by Purchaser other than the following:

          (a) The conveyance of title to the Property by Seller to Purchaser at the close of escrow subject to the Permitted Exceptions;

          (b) The Title Company's willingness to issue to Purchaser at the close of escrow the ALTA Form B Owner's Policy of Title Insurance (or other form required by state law) or CLTA Standard Form Owner's Policy of Title Insurance, as the case may be, as required under Section 2.3 of the Purchase Agreement as well as Seller's obligation to deliver an indemnity as described in Section 3.1(c) (to the extent the Title Company requires an indemnity from Seller in order to issue any mechanic's lien endorsement to Purchaser at Closing);

          (c) Seller shall have entered into the Sublease as of the close of escrow under the Purchase Agreement;

          (d) The delivery by Seller into escrow of the documents referred to in Section 6.3 of the Purchase Agreement; it being understood and agreed, however, that Seller and Purchaser have agreed on the provisions of the documents referred to in Section 6.3(a)-(e) and 6.3(h) of the Purchase Agreement (and the form of the assignment agreement referred to in Section 9.1(g) of the Purchase Agreement). Attached to this First Amendment are copies of (i) the form of Grant Deed, (ii) the form of Certificate Re: Representations and Warranties to be executed by Seller, (iii) the form of the Non-Foreign Affidavit to be executed by Seller, (iv) the form of the California Withholding Exemption Certificate for Real Estate Sales to be executed by Seller, (v) the form of Assignment to be executed by Seller, (vi) the form of escrow instructions to be executed by Seller and Purchaser covering the retention and disbursement of $500,000, and (vii) the form of escrow instructions to be executed by Seller and Purchaser covering the retention and disbursement of $3,500,000.




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        (e)  The deposit by Seller at Closing of the sum of $500,000 as the
Holdback Funds pursuant to the terms of Section 6.3(i) of the Purchase Agreement; it being understood and agreed, however, that Seller and Purchaser have agreed on the terms of the escrow instructions covering the retention and disbursement of such $500,000;

        (f) The deposit at Closing of the sum of $3,500,000 as the FAR funds pursuant to the terms of Section 6.3(j) of the Purchase Agreement; it being understood and agreed, however, that Seller and Purchaser have agreed on the terms of the escrow instructions covering the retention and disbursement of such $3,500,000;

        (g) Seller's obligation to pay its share of closing costs as required under Section 7.2 of the Purchase Agreement;

        (h) Seller's obligation to pay real estate commissions to Cornish & Carey Commercial and EY Kenneth Leventhal Real Estate Group, in the total sum of $1,330,000 as provided in Section 7.3 of the Purchase Agreement;

        (i) The performance by Seller of all of its obligations under the Purchase Agreement accruing from the date of this First Amendment to the Closing Date (unless such obligations are excused due to a breach or default by Purchaser under the Purchase Agreement);

        (j) The conditions set forth in Section 3.1(e) of the Purchase Agreement; and

        (k) The conditions set forth in Section 6.2(c) and 6.2(f) of the Purchase Agreement.

     5. No Seller Default or Breach. Purchaser hereby acknowledges and agrees that Seller has performed all of its obligations under the Purchase Agreement required to be performed up to the date of this First Amendment. Purchaser further acknowledges and agrees that Seller is not in breach or default of any obligations under the Purchase Agreement (and no event has occurred which with the giving of notice or passage of time would constitute a breach or default by Seller under the Purchase Agreement).

     6. Delivery of Closing Documents by Seller. Section 6.3 of the Purchase Agreement is hereby amended to delete therefrom the words "At least three business days prior to the Closing Date," and to substitute in place thereof the words "At least one business day prior to the Closing Date."

     7. Delivery of Closing Documents by Purchaser. Section 6.4 of the Purchase Agreement is hereby amended to delete therefrom the words "at least three business days prior to the Closing Date" and to substitute in place thereof the words "at least one business day prior to the Closing Date".

     8. Seller's Environmental Indemnity Agreement. Section 9.3 of the Purchase Agreement is hereby amended to delete therefrom the words "At least three business days prior to the close of escrow hereunder," and to substitute in place thereof the words "At least one business


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day prior to the Closing Date,".

     9. Modification of Purchase Agreement. Except as modified above, the terms and conditions of the Purchase Agreement shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms of this First Amendment and the terms of the Purchase Agreement, the terms of this First Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date and year first written above.

                                        SELLER:

                                        FAIRCHILD SEMICONDUCTOR
                                        CORPORATION OF CALIFORNIA,
                                        a Delaware corporation

                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------


                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------


                                        PURCHASER:

                                        VERITAS SOFTWARE CORPORATION,
                                        a Delaware corporation

                                        By: /s/ JAY A. JONES
                                           ------------------------------
                                                Jay A. Jones

                                                   SVP AND CHIEF
                                        Its:  ADMINISTRATIVE OFFICER
                                            -----------------------------


                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------


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conditions of the Purchase Agreement shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms of this First Amendment and the terms of the Purchase Agreement, the terms of this First Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date and year first written above.

                                        SELLER:

                                        FAIRCHILD SEMICONDUCTOR CORPORATION
                                        OF CALIFORNIA,
                                        a Delaware corporation

                                        By: /s/ DANIEL E. BOXER
                                           ------------------------------

                                        Its: Exec. Vice President
                                             -----------------------------


                                        By: /s/ JOSEPH R. MARTIN
                                           ------------------------------

                                        Its:  Exec. VP
                                            -----------------------------


                                        PURCHASER:

                                        VERITAS SOFTWARE CORPORATION,
                                        a Delaware corporation

                                        By:
                                           ------------------------------


                                        Its:
                                            -----------------------------


                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------


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